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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                  JUNE 4, 2004

                            KMART HOLDING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     DELAWARE                    000-50278                     32-0073116
     --------                    ---------                     ----------
  (State or Other         (Commission File Number)         (I.R.S. Employer
  Jurisdiction of                                          Identification No.)
   Incorporation)


3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.  REGULATION FD DISCLOSURE

     On June 4, 2004, Kmart Holding Corporation (the "Company") issued a press release announcing that it has signed definitive agreements to sell up to 24 stores to The Home Depot, Inc. The Company is furnishing this 8-K pursuant to
Item 9, "Regulation FD Disclosure".




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 4, 2004
                            KMART HOLDING CORPORATION


                            By:     /s/ Richard J. Noechel
                                   ------------------------------------------
                            Name:  Richard J. Noechel
                            Title: Vice President and Controller



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                                  EXHIBIT INDEX


EXHIBIT NO.        DOCUMENT DESCRIPTION
   99.1            Press Release, dated June 4, 2004, issued by Kmart Holding
                   Corporation